Exhibit 1.01

MDU Resources Group, Inc.

Conflict Minerals Report
For The Year Ended December 31, 2016

Introduction

This conflict minerals report (the “Report”) has been prepared pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”), for the reporting period from January 1 to December 31, 2016.

The Report relates to the process undertaken by MDU Resources Group, Inc. (herein referred to as “MDU Resources,” the “Company,” “we,” “us,” or “our”) with respect to products that were manufactured, or contracted to be manufactured, during calendar year 2016 and that contain cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, and tungsten for purposes of this Report (collectively, the “Conflict Minerals”).

Third-party products that we sell but do not manufacture or contract to manufacture are outside the scope of this Report.

Company and Products Overview

MDU Resources is a regulated energy delivery and construction materials and services company which operates in a number of business segments, including electric, natural gas distribution, pipeline and midstream, construction materials and contracting, and construction services.

The Company, through its wholly-owned subsidiary MDU Construction Services Group, Inc., (“MDU Construction Services”) provides utility construction services specializing in constructing and maintaining electric and communication lines, gas pipelines, fire suppression systems, and external lighting and traffic signalization. MDU Construction Services also provides utility excavation and inside electrical and mechanical services, and manufactures and distributes transmission line construction equipment and supplies. The construction equipment that is manufactured by MDU Construction Services, through its wholly-owned subsidiary Wagner-Smith Equipment Co., includes electric transmission line pullers, tensioners, reel stands, reel carriers, and electric transmission pole and material trailers (the “Construction Equipment”).

Based upon our internal assessment, certain of the Construction Equipment products are the only products that are either manufactured or contracted to be manufactured by the Company and its subsidiaries which contain Conflict Minerals. Accordingly, for purposes of this Report, only the Construction Equipment products were considered.

Supply Chain Overview

We have performed a detailed analysis of our Construction Equipment product components and the role that suppliers play throughout our manufacturing and product delivery processes. We do not purchase ore or unrefined Conflict Minerals directly from mines and we are many steps removed in the supply chain from the mining of the Conflict Minerals. Instead, the Company purchases materials used in our Construction Equipment from a large network of suppliers and some of those materials contribute necessary Conflict Minerals to certain of our products. The origin of the Conflict Minerals cannot be determined with any certainty once the raw ores are smelted, refined and converted to ingots, bullion or other Conflict Mineral containing derivatives. The smelters and refiners are the consolidating points for raw ore and are in the best position in the total supply chain to know the origins of the ores. We rely upon our suppliers to assist with our reasonable country of origin inquiry (“RCOI”) and due diligence efforts, including the identification of smelters and refiners in their respective supply chains, for the Conflict Minerals contained in the materials which they supply to us.

Conflict Minerals Program

Our Conflict Minerals program has been developed in conformity with the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (Second Edition), and related Supplement on Tin, Tantalum and Tungsten and Supplement on Gold (collectively, the “OECD Guidance”), specifically as it relates to our position in the minerals supply chain as a “downstream” purchaser.

Our Conflict Minerals program includes components, summarized below, related to the five-step framework set forth in the OECD Guidance:

Management Systems

•
MDU Resources maintains an internal “Conflict Minerals” team which is responsible for implementing and overseeing our Conflict Minerals compliance strategy. Our team includes individuals from relevant function areas including accounting, legal, finance and operations.

•	We maintain a Conflict Minerals Policy, available on our website, pursuant to which we:

1.	Work closely with our suppliers to determine the potential use of Conflict Minerals in our supply chain and, when appropriate, work with them to remediate issues and source more responsibly.

2.
Expect our Conflict Minerals suppliers to conduct the necessary inquiry and, where appropriate, additional due diligence to provide us with confirmation of the source of the materials used in their processes and ultimately present in our manufactured products; and

3.
Encourage our suppliers to advocate and adhere to our philosophy of sourcing Conflict Minerals from socially responsible suppliers, including conflict-free mines in the Democratic Republic of the Congo or adjoining countries (collectively, the “Covered Countries”).

•	Our employees, vendors, customers and other stakeholders may report any concerns relating to our Conflict Minerals program by telephone or online through our EthicsPoint system.

Identify and Assess Risks in Our Supply Chain

We have determined that seeking information about Conflict Minerals smelters and refiners in our supply chain from our suppliers represents the most reasonable effort we can make to determine the mines or location of origins of the Conflicts Minerals in our Construction Equipment. We

identify direct suppliers that supply products to us that may contain Conflict Minerals. We then survey those suppliers, requesting relevant information regarding the origins of Conflict Minerals used in the products they supply to us and the smelters and refiners used in connection with such Conflict Minerals. We follow up, by telephone and written correspondence, with those suppliers that do not respond by a specified date. We review the responses for completeness, request additional information as necessary, and request our suppliers to update the information provided as new information becomes available. We then compare the smelters and refiners identified in the supply chain survey against the list of facilities that have been designated “conflict-free” by the Conflict-Free Sourcing Initiative (“CFSI”) under its Conflict Free Smelter Program (the “CFSP”) and against the CFSI list of active facilities that have committed to undergo a CFSP audit. We rely on the CFSI to carry out smelter assessments and audits.

Design and Implement a Strategy to Respond to Risks

We encourage our suppliers to advocate and adhere to our philosophy of sourcing Conflict Minerals from socially responsible suppliers, including conflict-free mines, and support industry efforts to encourage smelters and refiners to seek “conflict-free” designation by the CFSI. We intend to work with suppliers who are sourcing minerals from non-conflict-free smelters and refiners to move towards using conflict-free facilities within a reasonable time frame. The time frame to work with suppliers on alternative sourcing will be dependent on the criticality of the specific part and the availability of alternative suppliers.

Risk management efforts are discussed by the Conflicts Mineral team and risk assessment updates are provided regularly to senior management.

Report on Supply Chain Due Diligence

MDU Resources makes its Conflicts Mineral Report available on its website at
www.mdu.com/integrity/governance/conflictmineralsreport.

The content of our website referred to in this Report is included for general information only and is not incorporated by reference into this Report.

Reasonable Country of Origin Inquiry

We have conducted a RCOI regarding the Conflict Minerals purchased by the Company that was reasonably designed to determine whether any such Conflict Minerals originated in the Covered Countries, or were from recycled or scrap sources. We identified 111 suppliers that provided components or engaged in manufacturing activities for use in our Construction Equipment products that may contain Conflict Minerals during calendar year 2016. In January 2017, we contacted these suppliers and provided them with a copy of our Conflict Minerals Policy, the CFSI Conflict Minerals Reporting Template (the “Template”) and an instructional letter to assist them in completing their responses. The Template includes questions regarding a supplier’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters and refiners the supplier and its suppliers use. In addition, the Template contains questions about the origin of Conflict Minerals included in the supplier’s products, as well as the supplier’s due diligence processes. We requested responses by April 1, 2017 and conducted follow-up by telephone and written correspondence with those suppliers that did not respond to the initial request.

Of the suppliers surveyed, 58% (64 suppliers) responded to our request for information. Based upon the results of our RCOI and due to numerous non-responsive suppliers, we cannot exclude the possibility that some of the Conflict Minerals used in our Construction Equipment products originated or may have originated in the Covered Countries and are not from recycled or scrap sources.

Design of Due Diligence

Our Conflict Minerals due diligence measures have been designed to conform to the due diligence-related steps of the OECD Guidance, as applicable for a “downstream” purchaser.

Due Diligence Measures Performed

Below is a description of the measures we performed to exercise due diligence on the source and chain of custody of the necessary Conflict Minerals contained in our Construction Equipment.

•	We sent our suppliers a letter which included the Template and instructions and requested that they complete and return the Template.

•	We requested that our suppliers adopt and communicate their Conflict Mineral policies and sourcing expectation to their suppliers and request that they complete the Template.

•	We followed up by telephone and written correspondence with our suppliers that failed to complete and return the Template and solicited additional information.

•
We reviewed all received supplier Templates for completeness. Suppliers that did not provide complete information or provided information that we identified as potentially inaccurate were requested to take corrective actions and update their Template responses.

•
We compared smelters identified in supplier Templates against the list of smelters that have committed to undergo a CFSP audit and the list of smelters that have received a “conflict free” designation under the CFSP.

Due Diligence Results

For reporting year 2016, we surveyed 111 suppliers of materials for our Construction Equipment using the Template. Of the suppliers surveyed, 58% (64 suppliers) responded to our request for information. We have relied on these suppliers' responses to provide us with information about the source of Conflict Minerals contained in the components supplied to us. Our direct suppliers are similarly reliant upon information provided by their suppliers.

As the result of our due diligence, we have gathered 644 smelter names from our supply chain. Of these, 246 have been designated as conflict-free compliant under the CFSP. An additional 13 are active facilities that have committed to undergo a CFSP audit. Of the remaining reported smelters, 359 have been determined to be legitimate processing facilities by the CFSI and have been allocated a Smelter Identification CID number. The final 26 are alleged smelters which have not yet been validated by CFSI.

We requested mine or location of origin information for the necessary Conflict Minerals from each of our suppliers using the Template. In some instances our suppliers reported name or location of mine. However, many of our suppliers were unable to obtain reliable mine or location of origin data for their necessary Conflict Minerals.

Two smelters, Phoenix Metal Ltd. and Universal Precious Metals Refining Zambia, were identified by some of our suppliers as having their location in a Covered Country. Neither smelter is currently listed as a compliant or active facility by the CFSI.

Determination

Many of our suppliers were unable to represent to us that the Conflict Minerals from the entities they listed had actually been included in materials they supplied to us. In addition, many processing facilities were not validated as in fact being smelters or refiners. Therefore, based on the information provided by our suppliers, we have elected to present only the facility names recognized by the CFSI on Annex 1 and believe that these facilities may have been used to process the Conflict Minerals in our Construction Equipment.

Based on our due diligence efforts, we do not have sufficient information to conclusively determine the countries of origin of the Conflict Minerals in our Construction Equipment or whether the Conflict Minerals are from recycled or scrap sources. On the basis of the due diligence measures described in this Report, we have reason to believe that some of the Conflict Minerals used in our Construction Equipment products may have originated in the Covered Countries and are not from recycled or scrap sources, but we have not identified any instances in which our sourcing of necessary Conflict Minerals directly or indirectly financed or benefitted armed groups in the Covered Countries.

We have provided information as of the date of this Report. Subsequent events may affect our future determinations under the Rule.

Future Due Diligence Measures

As we continue to enhance our due diligence program, we intend to take the following steps, among others, to continue to mitigate the risk that the necessary Conflict Minerals in our Construction Equipment could benefit armed groups in the Covered Countries:

•	Track and add new suppliers to our Conflict Minerals program as they enter our supply chain;

•	Drive our suppliers to obtain current, accurate and complete information about their smelters and refiners of Conflict Minerals;

•	Continue to identify additional smelters and refiners and encourage them to obtain “conflict-free” designation; and

•
Seek to obtain additional information about identified smelters and refiners not recognized by CFSI, for example by researching and reviewing news articles, facility websites or other public information, that may indicate where such smelters and refiners source their Conflict Minerals.

ANNEX 1

Mineral	Smelter or Refiner Name	Country Location of Smelter/Refiner
Gold	A.L.M.T. TUNGSTEN Corp.	JAPAN
Gold	Abington Reldan Metals, LLC	UNITED STATES
Gold	Advanced Chemical Company	UNITED STATES
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Alpha	UNITED STATES
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	AURA-II	UNITED STATES
Gold	Aurubis AG	GERMANY
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Métaux S.A.	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	China National Gold Group Corporation	CHINA
Gold	China Tin Group Co., Ltd.	CHINA
Gold	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

Gold	Chugai Mining	JAPAN
Gold	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	Conghua Tantalum and Niobium Smeltry	CHINA
Gold	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Gold	CV Ayi Jaya	INDONESIA
Gold	CV Serumpun Sebalai	INDONESIA
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DaeryungENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Gold	DODUCO GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Duoluoshan	CHINA
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES
Gold	EM Vinto	BOLIVIA
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Exotech Inc.	UNITED STATES
Gold	F&X Electro-Materials Ltd.	CHINA
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Feinhütte Halsbrücke GmbH	GERMANY
Gold	Fenix Metals	POLAND
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Gold	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Gold	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Gold	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Gold	Global Advanced Metals Boyertown	UNITED STATES
Gold	Global Tungsten & Powders Corp.	UNITED STATES

Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Gold	Gujarat Gold Centre	INDIA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	H.C. Starck GmbH	GERMANY
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Gold	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Gold	Jiujiang Tanbre Co., Ltd.	CHINA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	KEMET Blue Powder	UNITED STATES
Gold	Kennametal Huntsville	UNITED STATES
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF

Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Malaysia Smelting Corporation (MSC)	MALAYSIA
Gold	Materion	UNITED STATES
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Metallic Resources, Inc.	UNITED STATES
Gold	Metallo-Chimique N.V.	BELGIUM
Gold	Metallurgical Products India Pvt., Ltd.	INDIA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	Minsur	PERU
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining & Smelting	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Molycorp Silmet A.S.	ESTONIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

Gold	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Operaciones Metalurgical S.A.	BOLIVIA
Gold	PAMP S.A.	SWITZERLAND
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Plansee SE Liezen	AUSTRIA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Alam Lestari Kencana	INDONESIA
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PT Aries Kencana Sejahtera	INDONESIA
Gold	PT Artha Cipta Langgeng	INDONESIA
Gold	PT Babel Inti Perkasa	INDONESIA
Gold	PT Bangka Kudai Tin	INDONESIA
Gold	PT Bangka Putra Karya	INDONESIA
Gold	PT Bangka Timah Utama Sejahtera	INDONESIA
Gold	PT Belitung Industri Sejahtera	INDONESIA
Gold	PT BilliTin Makmur Lestari	INDONESIA
Gold	PT Bukit Timah	INDONESIA
Gold	PT DS Jaya Abadi	INDONESIA
Gold	PT Eunindo Usaha Mandiri	INDONESIA
Gold	PT Fang Di MulTindo	INDONESIA
Gold	PT Justindo	INDONESIA
Gold	PT Mitra Stania Prima	INDONESIA
Gold	PT Panca Mega Persada	INDONESIA
Gold	PT Pelat Timah Nusantara Tbk	INDONESIA
Gold	PT Refined Bangka Tin	INDONESIA
Gold	PT Sariwiguna Binasentosa	INDONESIA
Gold	PT Stanindo Inti Perkasa	INDONESIA
Gold	PT Sumber Jaya Indah	INDONESIA
Gold	PT Timah (Persero) Tbk Kundur	INDONESIA
Gold	PT Timah (Persero) Tbk Mentok	INDONESIA

Gold	PT Tinindo Inter Nusa	INDONESIA
Gold	PX Précinox S.A.	SWITZERLAND
Gold	Qiankun Gold and Silver	CHINA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES
Gold	RFH Tantalum Smeltry Co., Ltd.	CHINA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	Sai Refinery	INDIA
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	SEMPSA Joyería Platería S.A.	SPAIN
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shenzhen FuJun Material Technology CO.LTD	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Soft Metais Ltda.	BRAZIL
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Thaisarco	THAILAND
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Tony Goetz NV	BELGIUM

Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Xiamen Tungsten Co., Ltd.	CHINA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Yunnan Tin Group (Holding) Company Limited	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Tantalum	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tantalum	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Tantalum	Alpha	UNITED STATES
Tantalum	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Tantalum	Argor-Heraeus SA	SWITZERLAND
Tantalum	Asahi Pretec Corporation	JAPAN
Tantalum	Asahi Refining USA Inc.	UNITED STATES
Tantalum	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Tantalum	Boliden AB	SWEDEN
Tantalum	CCR Refinery - Glencore Canada Corporation	CANADA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES
Tantalum	Dayu Weiliang Tungsten Co., Ltd.	CHINA

Tantalum	Dowa	JAPAN
Tantalum	Duoluoshan	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES
Tantalum	EM Vinto	BOLIVIA
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tantalum	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tantalum	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tantalum	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tantalum	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tantalum	Global Advanced Metals	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH	GERMANY
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Group	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tantalum	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tantalum	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tantalum	Japan Mint	JAPAN
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	Kennametal Huntsville	UNITED STATES
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Kojima Chemicals Co., Ltd.	JAPAN
Tantalum	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Tantalum	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tantalum	Materion	UNITED STATES
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Metalor Technologies SA	SWITZERLAND
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsubishi Materials Corporation	JAPAN
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Tantalum	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Tantalum	Nihon Material Co., Ltd.	JAPAN
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Tantalum	Operaciones Metalurgical S.A.	BOLIVIA
Tantalum	PAMP SA	SWITZERLAND
Tantalum	Phoenix Metal Ltd.	RWANDA
Tantalum	Plansee	AUSTRIA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Power Resources Ltd.	MACEDONIA, REPUBLIC OF
Tantalum	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Tantalum	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tantalum	PT Bangka Putra Karya	INDONESIA

Tantalum	PX Précinox SA	SWITZERLAND
Tantalum	QuantumClean	UNITED STATES
Tantalum	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Royal Canadian Mint	CANADA
Tantalum	Rui Da Hung	TAIWAN
Tantalum	Sabin Metal Corp.	UNITED STATES
Tantalum	SAMWON Metals Corp.	KOREA, REPUBLIC OF
Tantalum	Schone Edelmetaal B.V.	NETHERLANDS
Tantalum	SEMPSA Joyería Platería SA	SPAIN
Tantalum	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Tantalum	Solar Applied Materials Technology Corp.	TAIWAN
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tantalum	Taki Chemicals	JAPAN
Tantalum	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex Metals	UNITED STATES
Tantalum	Thaisarco	THAILAND
Tantalum	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tantalum	Tokuriki Honten Co., Ltd.	JAPAN
Tantalum	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Tantalum	Tranzact, Inc.	UNITED STATES
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Valcambi SA	SWITZERLAND
Tantalum	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tantalum	Wolfram Bergbau und Hütten AG	AUSTRIA
Tantalum	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tantalum	Xiamen Tungsten Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide	CHINA

Tin	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tin	Aida Chemical Industries Co., Ltd.	JAPAN
Tin	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Tin	Alpha	UNITED STATES
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Asahi Pretec Corporation	JAPAN
Tin	Asahi Refining USA Inc.	UNITED STATES
Tin	Asaka Riken Co., Ltd.	JAPAN
Tin	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Tin	C. Hafner GmbH + Co. KG	GERMANY
Tin	Caridad	MEXICO
Tin	CCR Refinery - Glencore Canada Corporation	CANADA
Tin	Cendres + Métaux SA	SWITZERLAND
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	China Minmetals	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Chugai Mining	JAPAN
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Tin	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Tin	DODUCO GmbH	GERMANY
Tin	Dowa	JAPAN
Tin	Duoluoshan	CHINA
Tin	Eco-System Recycling Co., Ltd.	JAPAN
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM

Tin	Elemetal Refining, LLC	UNITED STATES
Tin	Elmet S.L.U.	SPAIN
Tin	EM Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tin	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gold Bell Group	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	H.C. Starck GmbH	GERMANY
Tin	Heimerle + Meule GmbH	GERMANY
Tin	Heraeus Ltd. Hong Kong	CHINA
Tin	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tin	Japan New Metals Co., Ltd.	JAPAN
Tin	Jiangxi Copper Company Limited	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tin	Kennametal Huntsville	UNITED STATES
Tin	Kennecott Utah Copper LLC	UNITED STATES
Tin	Kyrgyzaltyn JSC	KYRGYZSTAN
Tin	L' azurde Company For Jewelry	SAUDI ARABIA
Tin	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Tin	Ma On Shuguang Smelting Plant	CHINA

Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Materion	UNITED STATES
Tin	Matsuda Sangyo Co., Ltd.	JAPAN
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Metalor Technologies SA	SWITZERLAND
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Molycorp Silmet A.S.	ESTONIA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Tin	Operaciones Metalurgical S.A.	BOLIVIA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	Plansee SE Liezen	AUSTRIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA

Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Rajwa International	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA

Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	Republic Metals Corporation	UNITED STATES
Tin	Resind Indústria e Comércio Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN
Tin	So Accurate Refining Group	UNITED STATES
Tin	Soft Metais Ltda.	BRAZIL
Tin	Solar Applied Materials Technology Corp.	TAIWAN
Tin	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tin	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tin	Thaisarco	THAILAND
Tin	The Nankang Nanshan Tin Co., Ltd.	CHINA
Tin	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tin	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Xiamen Tungsten Co., Ltd.	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yokohama Metal Co., Ltd.	JAPAN
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	ZhongShi	CHINA
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin	Zhuzhou Cemented Carbide	CHINA
Tin	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Advanced Chemical Company	UNITED STATES
Tungsten	Aida Chemical Industries Co., Ltd.	JAPAN

Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	CCR Refinery - Glencore Canada Corporation	CANADA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Elemetal Refining, LLC	UNITED STATES
Tungsten	Exotech Inc.	UNITED STATES
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Inc.	UNITED STATES
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	Heraeus Ltd. Hong Kong	CHINA
Tungsten	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tungsten	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Istanbul Gold Refinery	TURKEY
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Copper Company Limited	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA

Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jiujiang Tanbre Co., Ltd.	CHINA
Tungsten	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten	KEMET Blue Powder	UNITED STATES
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	Kennecott Utah Copper LLC	UNITED STATES
Tungsten	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Materion	UNITED STATES
Tungsten	Matsuda Sangyo Co., Ltd.	JAPAN
Tungsten	Metallo-Chimique N.V.	BELGIUM
Tungsten	Metalor Technologies (Hong Kong) Ltd.	CHINA
Tungsten	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Tungsten	Metalor USA Refining Corporation	UNITED STATES
Tungsten	Minsur	PERU
Tungsten	Mitsubishi Materials Corporation	JAPAN
Tungsten	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Tungsten	Niagara Refining LLC	UNITED STATES
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Operaciones Metalurgical S.A.	BOLIVIA
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Plansee SE Liezen	AUSTRIA
Tungsten	Plansee SE Reutte	AUSTRIA
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	PT Bukit Timah	INDONESIA

Tungsten	PT Timah (Persero) Tbk Mentok	INDONESIA
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	SEMPSA Joyería Platería SA	SPAIN
Tungsten	So Accurate Group, Inc.	UNITED STATES
Tungsten	Solar Applied Materials Technology Corp.	TAIWAN
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Thaisarco	THAILAND
Tungsten	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Yokohama Metal Co., Ltd.	JAPAN
Tungsten	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Zhuzhou Cement Carbide	CHINA
Tungsten	Zhuzhou Cemented Carbide	CHINA
Tungsten	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA

*
A number of smelter names on this list are repeated because they (1) represent separate smelters with unique CID numbers but share similar names or (2) were used for processing more than one subject material.